Supplement Dated March 26, 2003*
                         to the Prospectus (S-6466-99 V)
              and Statement of Additional Information (S-6466-20 V)
                             Dated October 30, 2002
                 of American Express(R) Variable Portfolio Funds

The following FUND NAME changes will be effective on or about June 27, 2003.

Old Name                                                New Name
AXP(R) Variable Portfolio - Bond Fund                   AXP(R) Variable Portfolio - Diversified Bond Fund
AXP(R) Variable Portfolio - Extra Income Fund           AXP(R) Variable Portfolio - High Yield Bond Fund
AXP(R) Variable Portfolio - Federal Income Fund         AXP(R) Variable Portfolio - Short Term U.S. Government Fund

The "Management" section of the AXP Variable Portfolio - S&P 500 Index Fund prospectus is revised to delete the references to James M. Johnson.



S-6466-7 A (3/03)
*Valid until next prospectus update

Destroy October 30, 2003